UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Gushen, Inc.

(Name of Registrant As Specified In Its Charter)

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NOTICE OF ACTIONS TAKEN PURSUANT TO

WRITTEN CONSENT OF THE STOCKHOLDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

To the Stockholders of Gushen, Inc.:

This Information Statement is being mailed or furnished to the stockholders of Gushen, Inc., a Nevada corporation (the “Company”), as of the close of business on December 17, 2021 (the “Record Date”), in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the notice requirements of Chapter 78 of the Nevada Revised Statutes (the “NRS”). The purpose of this notice and the accompanying Information Statement is to notify the Stockholders of actions recommended by our Board of Directors (the “Board”) and approved by written consent in lieu of a meeting by the holders of a majority of our outstanding common stock as of the Record Date (the “Written Consent”).

The Written Consent adopted a resolution approving, among others, the following actions: (collectively, the “Authorized Actions”):

●	An Amended and Restated Articles of Incorporation of the Company (the “Amended and Restated Articles of Incorporation”), changing the corporate name of the Company to “Internet Family Wisdom Education Inc.” (the “Name Change”).

●	The approval and adoption of the Company’s 2021 Equity Incentive Plan (the “Incentive Plan Approval”).

No consent or proxies are being requested from the Company’s Stockholders, and the Company’s Board is not soliciting your consent or proxy in connection with the Authorized Actions. The Written Consent is the only stockholder approval required to effect the Authorized Actions under the NRS, the Company’s Articles of Incorporation, as amended, or the Company’s Bylaws, as amended. The Authorized Actions, as approved by the Written Consent, will not become effective until 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Stockholders. We expect to mail the accompanying Information Statement to the Stockholders on or about January 4, 2022.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of these corporate actions before it takes effect.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Schedule 14C. The Company will furnish a copy of this Notice and Information Statement, without charge, to any stockholder upon written request to the address set forth above, Attention: Corporate Secretary.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of the Board of Directors,

By:	/s/ Yulong Yi
Name:	Yulong Yi
Title:	Chairman of the Board and CEO

Dated: December 20, 2021

INFORMATION STATEMENT

OF

GUSHEN, INC.

Room 513, 5th Floor, No. 5 Haiying Road

Fengtai District, Beijing, China

THIS INFORMATION STATEMENT IS BEING PROVIDED

TO YOU BY THE BOARD OF DIRECTORS OF

GUSHEN, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement advises the Stockholders of Gushen, Inc. (the “Company,” “we,” “our” or “us”) of the approval of the following actions (the “Authorized Actions”):

●	An Amended and Restated Articles of Incorporation of the Company (the “Amended and Restated Articles of Incorporation”), changing the corporate name of the Company to “Internet Family Wisdom Education Inc.” (the “Name Change”).

●	The approval and adoption of the Company’s 2021 Equity Incentive Plan (the “Equity Incentive Plan”).

On December 9, 2021, our Board of Directors (the “Board”) approved the Authorized Actions. The Authorized Actions were submitted to certain holders of our outstanding shares of Common Stock, par value $0.001 per share (the “Common Stock”), each of which having one vote, and Preferred Stock, par value $0.001 per share (the “Preferred Stock”), each of which having ten votes, for approval. On December 17, 2021, the holders of a majority of the outstanding voting power of the Stockholders (the “Majority Stockholders”) executed and delivered to us a written consent in lieu of a meeting (the “Written Consent”) approving the Authorized Actions.

Section 78.320 of the NRS provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. The NRS, however, requires that in the event an action is approved by written consent, a company must provide notice of the taking of any corporate action without a meeting to all stockholders who were entitled to vote upon the action but who have not consented to the action. Under Nevada law, stockholders of the Company (the “Stockholders”) are not entitled to dissenters’ rights with respect to the Authorized Actions.

In accordance with the foregoing, we intend to mail a notice of the Authorized Actions and this Information Statement on or about January 4, 2022 to stockholders of record on December 17, 2021 (the “Record Date”). This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Stockholders.

CAPITAL STOCK

As of the record date, there were issued and outstanding 410,618,750 shares of Common Stock (with the holder of each share having one vote) and 1,000,000 shares of Preferred Stock (with the holder of each share having ten vote). Pursuant to the NRS, at least a majority of the voting equity of the Company, or at least 210,309,376 votes (out of 420,618,750 total votes) is required to approve the Authorized Actions by written consent. The Majority Stockholders, who collectively hold 95,740,000 shares of Common Stock (approximately 70.32% of the total voting equity of the Company), have voted in favor of the Authorized Actions, thereby satisfying the requirement under Section 78.320 of the NRS that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the name of the Majority Stockholders, the number of shares of Common Stock or Preferred Stock held by the Majority Stockholders, the total number of votes that each Majority Stockholder voted in favor of the Authorized Actions, and the percentage of the issued and outstanding shares of Common Stock voted in favor thereof.

Name of Majority Stockholder	Number of Shares of Common Stock Held	Number of Shares of Preferred Stock Held	Number of Votes held by Such Stockholder	Number of Votes that Voted in favor of the Authorized Actions	Percentage of the Voting Equity that Voted in favor of the Authorized Actions(1)
Dean Limited	68,688,000	-	68,688,000	68,688,000	16.33%
Frebis Limited	19,080,000	-	19,080,000	19,080,000	4.54%
Menominee Limited	26,712,000	-	26,712,000	26,712,000	6.35%
Oriental Voice Limited	76,320,000	-	76,320,000	76,320,000	18.14%
Discover The Future Limited	57,240,000	-	57,240,000	57,240,000	13.61%
Suydam Limited	9,540,000	-	9,540,000	9,540,000	2.27%
The Secret of The City Limited	19,080,000	-	19,080,000	19,080,000	4.54%
Npoplar Limited	19,080,000	-	19,080,000	19,080,000	4.54%
Total	295,740,000	-	295,740,000	295,740,000	70.32%

(1)	Based on the 420,618,750 total voting power held by 410,618,750 Common Stock holders and 1,000,000 Preferred Stock holders issued and outstanding as of December 17, 2021.

ACTIONS TO BE TAKEN

The Company intends to file the Amended and Restated Articles of Incorporation and the Amended and Restated By-Laws with the State of Nevada promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders. As provided by Section 78.380(2) of the NRS, the Name Change will become effective on the date that the Company files the Amended and Restated Articles of Incorporation with the State of Nevada.

The Equity Incentive Plan will become effective on the later of (1) twentieth (20th) day following the date on which this Information Statement is mailed to the Stockholders, and (2) January 25, 2022.

CORPORATE NAME CHANGE

The Board and the Majority Stockholders have approved the filing of an Amended and Restated Articles of Incorporation to change the Company’s corporate name to “Internet Family Wisdom Education Inc.” The Board of Directors believes the Name Change is necessary and advisable for Company’s business plan and line of business. The Written Consent for the Board and the written consent for the majority of shareholders appear as Appendix A and Appendix B, respectively, to this Information Statement. The Amended and Restated Articles of Incorporation appears as Appendix C to this Information Statement.

Since the second quarter of 2015, the Company had been a “shell” company, as defined in Rule 12b-2 under the Exchange Act until July 2021.

On July 30, 2021, the Company and Dyckmanst Limited, a company organized under the laws of the British Virgin Islands (“Dyckmanst Limited”), and all shareholders of Dyckmanst Limited immediately prior to the closing (collectively, the “Dyckmanst Limited Shareholders”, each, a “Dyckmanst Limited Shareholder”) entered into a share exchange agreement (the “Share Exchange Agreement”), which closed on the same date (the “Transaction”). Pursuant to which the Company acquired 100% of the issued and outstanding equity securities of Dyckmanst Limited in exchange for 381,600,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) of the Company (the “Share Exchange”). Immediately prior to the closing of the Share Exchange, two existing holders of aggregated 30,000,000 shares of Series A preferred stock of the Company, par value $0.0001 per share (the “Preferred Stock”) delivered 29,000,000 shares of Preferred Stock to the Company for cancellation (“the “Cancellation of Certain Preferred Stock”), each Preferred Stock is convertible into 10 shares of Common Stock. As a result, immediately following the closing of the Share Exchange, there are 410,618,750 shares of Common Stock issued and outstanding and 1,000,000 shares of Preferred Stock issued and outstanding. Dyckmanst Limited Shareholders collectively control 90.72% voting power of the Company on as converted basis, with respect to all of the shares of common stock and preferred stock, voting as a single class, with each share of common stock entitles to 1 vote and each share of preferred stock entitles to 10 votes.

Dyckmanst Limited’s wholly foreign owned entity in China, Beijing Fengyuan Zhihui Education Technology Co., Ltd, or the WFOE, has entered into a series of contractual arrangement with Bejiing Zhuoxun Century Culture Communication Co. Ltd, or Zhuoxun Beijing, pursuant to which we can consolidate the financial results of Zhuoxun Beijing in accordance with US GAAP as the primary beneficiary. Zhuoxun Beijing engages in providing family education resources to promote all-around education onsite in local communities organized by its regional collaborative education agency and offering parents easy access to a wide variety of courses online through the application.

The Board of Directors determined to change the Company’s corporate name for the Company’s further development and its desire to engage in an overall corporate rebranding. The Board of Directors believes the name “Internet Family Wisdom Education Inc.” better suits the businesses in which the Company intends to engage and will more easily brand the Company as a participant in the online education industry. The Name Change will not have any immediate material effect on the Company’s business, operations, reporting requirements or stock price. Stockholders will not be required to immediately have new stock certificates reflecting the Company’s name change. New stock certificates will be issued in due course as old certificates are tendered to the Company’s transfer agent in connection with transfers or exchanges.

Prior to filing the Name Change, in connection with the Company’s quoted shares on OTC Pink, an Over-the-Counter Marketplace operated by OTC Markets Group, Inc., the Company must first notify FINRA by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated record date of the corporate name change. The Company’s failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

APPROVAL AND ADOPTION OF THE 2021 EQUITY INCENTIVE PLAN

The Company believes that incentives and stock-based awards focus employees and consultants on the objective of creating stockholder value and promoting the success of the Company, and that incentive compensation plans such as the 2021 Equity Incentive Plan (the “Plan”) are an important attraction, retention and motivation tool for participants. The Consenting Stockholders approved and adopted the Plan, as described below.

Summary Description of the Plan

The following summary is qualified in its entirety by the full text of the Plan, which appears as Appendix D to this Information Statement.

Purpose. The purpose of the Plan is to further and promote the interests of the Company and its Stockholders by enabling the Company to attract, retain and motivate employees, officers, directors and consultants, or those who will become employees, officers, directors or consultants, and to align the interests of those individuals with the interests of the Company’s Stockholders.

Administration. The Plan will be administered by the Board or a committee appointed by the Board (the “Committee”), which will have general administrative authority for the Plan. In the event that the Board has not appointed the Committee, then the Board shall have all the powers of the Committee under the Plan. The Board or the Committee may delegate certain authority to one or more senior executive officers of the Company to to grant, cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate awards held by to employees who are not subject to Section 16 of the Exchange Act, subject to the terms or limitations set out by the Board or the Committee.

Eligibility. Persons eligible to receive awards under the Plan include employees, officers, directors and consultants, or those who will become employees, officers, directors or consultants, of the Company and/or its subsidiaries. Awards granted to members of the Committee shall be approved by the Board.

Authorized Shares. The maximum number of shares of Common Stock that may be initially issued or transferred pursuant to awards under the Plan shall not exceed 84,123,750 shares, all of which may be issued as any type of award permitted under the Plan, including, but not limited to, incentive stock options.

Types of Awards. The Plan authorizes the following types of awards (“Awards”):

A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share (the “Exercise Price”). The per share Exercise Price of an option generally may not be less than the fair market value of a share of Common Stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences of Awards Under the Plan” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code (the “Code”) and the Plan.

A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any stock appreciation right shall be as determined by the Board or the Committee. The Board and the Committee may impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

Restricted shares are shares of Common Stock granted to Plan participants, subject to such restrictions, terms and conditions, if any, as the Board or the Committee deems appropriate, including, without limitation. Upon satisfaction or lapse of the applicable restrictions, terms, and conditions, subject to applicable securities laws, the participant will receive shares of Common Stock in exchange for such restricted shares.

A Performance Award (“Performance Award”) granted under the Plan (i) may be denominated or payable in cash, shares (including, without limitation, restricted stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish. Subject to the terms of the Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the Committee. The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

Dividend Equivalents; Deferrals. The Board or the Committee may provide for the deferred payment of awards and may determine the other terms applicable to deferrals. The Board or the Committee may provide that awards under the Plan earn dividends or dividend equivalents based on the amount of dividends paid on outstanding shares of Common Stock.

Transfer Restrictions. Subject to certain exceptions contained in the Plan, awards under the Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

No Limit on Other Authority. The Plan does not limit the authority of the Board or any committee to grant awards or authorize any other compensation, with or without reference to the Company’s Common Stock, under any other plan or authority.

Termination of or Changes to the Plan. The Board may amend or terminate the Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 422 or 424 of the Code to preserve the intended tax consequences of the plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the Plan (adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring stockholder approval). Unless terminated earlier by the Board, the authority to grant new awards under the Plan will terminate on January 24, 2032. Outstanding awards generally will continue following the expiration or termination of the Plan.

Federal Income Tax Consequences of Awards under the Plan

The U.S. federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe certain elections under the Code (such as an election under Code Section 83(b)), alternative minimum tax, or state, local, or international tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct, and the participant recognizes taxable income in an amount equal to the difference between the option Exercise Price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the participant may be subject to the U.S. federal alternative minimum tax. Upon a disposition of shares acquired by exercise of an incentive stock option before the end of the applicable incentive stock option holding periods, the participant generally must recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise minus the Exercise Price or (ii) the amount realized upon the disposition of the incentive stock option shares minus the Exercise Price. Otherwise, a participant’s disposition of shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss.

With respect to restricted shares, the Company is generally entitled to deduct and the participant recognizes taxable income in an amount equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant).

If an award is accelerated under the Plan in connection with a “change in control” (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered).

The Company shall have the authority and the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any income, payroll, and other taxes (including, without limitation, pursuant to the Federal Insurance Contributions Act and the Federal Unemployment Tax Act) to the extent required by law to be withheld with respect to any taxable event concerning a participant arising as a result of an award under the Plan.

Equity Compensation Plan Information

The Company does not currently maintain any equity compensation plans. The Majority Stockholders have approved and adopted the Plan as described above. The Board believes that the approval and adoption of the Plan will promote the interests of the Company and its stockholders and will help the Company and its subsidiaries continue to be able to attract, retain and reward persons important to the Company’s success. All members of the Board and all of the Company’s executive officers are eligible for awards under the Plan and thus have a personal interest in the approval of the Plan.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s capital stock as of the record date, of (i) each person known to the Company to beneficially own more than 5% of any class of the Company’s securities, (ii) the Company’s directors, (iii) each named executive officer, and (iv) all directors and named executive officers as a group. As of the record date, there were a total of 410,618,715 shares of Common Stock and 1,000,000 shares of Preferred Stock issued and outstanding. The column titled “Percent of Class” shows the percentage of the Common Stock beneficially owned by each identified party.

The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of the record date, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table below has sole voting power and investment power (or shares such power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity, and the address of each of the stockholders listed below, unless otherwise specified is in care of the Company at Room 513, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing, China.

	Common Stock
Name of Beneficial Owner(1)	Number of Shares Owned	Percentage Owned(1)
Officers and Directors
Yulong Yi(2) (4) (5) (7)	171,720,000	41.82%
Shaowei Peng(3) (6)	76,320,000	18.59
All officers and directors as a group	248,040,000	60.41
Other 5% Stockholders
Dean Limited(4)	68,688,000	16.73
Menominee Limited(5)	26,712,000	6.51
Oriental Voice Limited(6)	76,320,000	18.59
Discover the Future Limited(7)	57,240,000	13.94
Dragoon Limited(8)	41,976,000	10.22

(1)	Unless otherwise indicated, the business address of each of the individuals is Room 513, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing, PRC
(2)	President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary, and Director.
(3)	Chief Technology Officer.
(4)	Dean Limited is a Hong Kong limited company. The address of its business office is Room 1501, Grand Millennium Plaza (Lower Block), 181 Queen’s Road Central, Hong Kong. The person having voting, dispositive or investment powers over Dean Limited is Yulong Yi.
(5)	Menominee Limited is a Hong Kong limited company. The address of its business office is Room 1501, Grand Millennium Plaza (Lower Block), 181 Queen’s Road Central, Hong Kong. The person having voting, dispositive or investment powers over Menominee Limited is Yulong Yi.
(6)	Oriental Voice Limited is a Hong Kong limited company. The address of its business office is Room 1501, Grand Millennium Plaza (Lower Block), 181 Queen’s Road Central, Hong Kong. The person having voting, dispositive or investment powers over Oriental Voice Limited is Mr. Shaowei Peng.
(7)	Discover The Future Limited is a Hong Kong limited company. The address of its business office is Room 1501, Grand Millennium Plaza (Lower Block), 181 Queen’s Road Central, Hong Kong. The person having voting, dispositive or investment powers over Discover The Future Limited is Yulong Yi.
(8)	Dragoon Limited is a Hong Kong limited company. The address of its business office is Room 1501, Grand Millennium Plaza (Lower Block), 181 Queen’s Road Central, Hong Kong. The person having voting, dispositive or investment powers over Dragoon Limited is Ru Zhang.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the “SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended September 30, 2021 and the fiscal year ended April 30, 2021;
(2)	Quarterly Report on Form 10-Q for the quarters ended June 30, 2021; and January 31, 2021
(3)	Current Report on Form 8-K dated August 6, 2021.

You may request a copy of these filings, at no cost, by writing to Gushen, Inc., at Room 513, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing, China, or telephoning the Company at +86-139-4977-866. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Room 513, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing, China, or telephoning the Company at +86-139-4977-866.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Yulong Yi
Yulong Yi Chairman of the Board of Directors & CEO

December 20, 2021

APPENDIX A

WRITTEN CONSENT

OF THE

BOARD OF DIRECTORS

OF

GUSHEN, INC.

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF DIRECTORS OF

GUSHEN, INC.

IN LIEU OF A SPECIAL MEETING

December 9, 2021

The undersigned, being of the sole member (the “Director”) of the board of directors (the “Board”) of Gushen, Inc., a Nevada Company (the “Company”), who would be entitled to notice of a special meeting of the Board for the purpose of taking the actions and adopting the resolutions set forth below, do hereby waive such notice, take the following actions and adopt the following resolutions by written consent to action (this “Consent”) in lieu of a special meeting pursuant to the Bylaws of the Company and Sections 78.315(2), 78.325(1), 78.385, 78.390, 78.403(1) of the Nevada Revised Statutes, a copy of which shall be filed with the minutes of the Company:

WHEREAS, management has recommended to the Board to effectuate and approve a change of the Company’s corporate name to “Internet Family Wisdom Education Inc.” or other similar name as management deems appropriate (the “Name Change”) to better reflect the Company’s current business;

WHEREAS, the Board deems it to be in the best interests of the Company to approve and adopt such Name Change to reflect the nature of the Company’s current business;

WHEREAS, management proposes and recommends to the Board to approve and adopt an Amended and Restated Articles of Incorporation (the “Amended and Restated Articles of Incorporation”) to be filed immediately prior to the consummation of the Name Change and has presented such Charter Amendment to the Board attached hereto as Exhibit A.

WHEREAS, management proposes and recommends to the Board to approve and adopt an Amended and Restated By-Laws (the “Amended and Restated By-Laws”) to be filed immediately prior to the consummation of the Name Change and has presented such Amended and Restated By-Laws to the Board attached hereto as Exhibit B.

WHEREAS, management proposes and recommends to the Board to approve and adopt a 2021 Equity Incentive Plan (the “Equity Incentive Plan”) to encourage selected employees, directors and consultants to acquire a proprietary interest in the growth and performance of the Company and has presented such Equity Incentive Plan to the Board attached hereto as Exhibit C, under which up to a maximum of 84,123,750 shares of Common Stock may be issued.

WHEREAS, the Board deems it to be in the best interest of the Company to approve and adopt such Equity Incentive Plan to encourage employees, directors, and consultants to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company;

NOW, THEREFORE, BE IT

NAME CHANGE AND FISCAL YEAR CHANGE

RESOLVED, that the Board hereby approves the Name Change, and the Fiscal Year Change;

RESOLVED, that the Board hereby approves and adopts the filing of the Amended and Restated Articles of Incorporation attached hereto as Exhibit A to effectuate the Name Change immediately prior to the consummation of the Name Change; and be it further

RESOLVED, that the Board hereby approves and adopts the filing of the Amended and Restated By-Laws attached hereto as Exhibit B to effectuate the Name Change immediately prior to the consummation of the Name Change and to effectuate the Fiscal Year Change; and be it further

RESOLVED, that the Board shall take all necessary steps to adopt the Charter Amendment and Amended and Restated By-Laws to effectuate the Name Change and Fiscal Year Change, including submitting the Amended and Restated Articles of Incorporation attached hereto as Exhibit A and the Amended and Restated By-Laws attached hereto as Exhibit B to shareholders for approval; and be it further

Equity Incentive Plan

RESOLVED, that the Board hereby approves the Equity Incentive Plan attached hereto as Exhibit C under which up to a maximum of 84,123,750 shares of Common Stock may be issued; and be it further

RESOLVED, that the Board shall submit the Equity Incentive Plan attached hereto as Exhibit C to shareholders for approval; and be it further

General Delegation

RESOLVED, that the executive officers of the Company, acting together or alone or through designated persons, be, and each of them hereby is, authorized in the name and on behalf of the Company or its subsidiaries to: (a) to do and perform or cause to be done and performed all such acts and things (including the payment of all fees and expenses) as such officer or officers shall deem necessary, advisable or appropriate to give effect to the transactions contemplated by, and the intent and purposes of, the foregoing resolutions, and (b) to execute, deliver and file any instruments or documents, in the name of and on behalf of the Company or its subsidiaries, under their corporate seals or otherwise, as may be required or appropriate, in their judgment, to be necessary or advisable to carry out the intent and purpose of the foregoing resolutions; and be it further

RESOLVED, that all actions previously taken by any officer, director, representative or agent of the Company in connection with the transactions, acts and deeds of the Company contemplated by the foregoing resolutions be, and each of the same hereby is, adopted, ratified, confirmed and approved in all respects as the act and deed of the Company; and be it further

RESOLVED, that the Secretary of the Company is hereby authorized to certify true copies of the foregoing resolutions and the documents hereby approved, and to attest signatures of any officer of the Company executing and delivering the same; and be it further

RESOLVED, that a facsimile or other reproduction of this Consent may be executed by the directors, and an executed copy of this Consent may be delivered by any such directors by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such Member can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent as of the date referenced above.

/s/ Yulong Yi
Yulong Yi
Chief Executive Officer

(Signature Page of Unanimous Written Consent)

Exhibit A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION
OF
GUSHEN INC.

The undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the Nevada Revised Statutes of the State of Nevada (the “NRS”), certify as follows:

ARTICLE I

The name of the Corporation is Internet Family Wisdom Education Inc. (the “Corporation”).

ARTICLE II

The Corporation shall have a perpetual existence.

ARTICLE III

The address of the registered office of the Corporation in the State of Nevada is 50 West Liberty Street, Suite 880, Reno, Nevada 89501. The name of Corporation’s registered agent in the State of Nevada at such address is Nevada Agency and Transfer Company.

ARTICLE IV

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

ARTICLE V

The total number of shares of all classes of stock which the Corporation shall have authority to issue is Eight Million (800,000,000), consisting of: (i) Six Hundred Million (600,000,000) shares of common stock, $0.0001 par value per share (“Common Stock”), and (ii) Two Hundred Million (11,000,000) shares of preferred stock, $0.0001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.	COMMON STOCK

1.	General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock and any series as may be designated by the board of directors of the Corporation (the “Board of Directors”) upon any issuance of the Preferred Stock of any series.

2.	Voting.

i.	The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Articles of Incorporation (which, as used herein, shall mean the Articles of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Articles of Incorporation or the NRS). There shall be no cumulative voting in the election of directors or on any other matter.

ii.	The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 78.390 of the NRS.

3.	Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

4.	Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then-outstanding Preferred Stock.

B.	PREFERRED STOCK.

1.	The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Nevada (hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the Preferred Stock or any wholly unissued series thereof or any holders thereof, and to increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

i.	the designation of the series, which may be by distinguishing number, letter or title;

ii.	the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

iii.	the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

iv.	the dates on which dividends, if any, shall be payable in respect of shares of the series;

v.	the redemption rights and price or prices, if any, for shares of the series;

vi.	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

vii.	whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

viii.	the rights of the holders of the shares of such series upon the dissolution of, or upon the subsequent distribution of assets of, the Corporation;

ix.	restrictions on the issuance of shares of the same series or of any other class or series;

x.	the voting powers, full or limited, or no voting powers, of the holders of shares of the series; and

xi.	the manner in which any facts ascertainable outside of this Articles of Incorporation or the resolution or resolutions providing for the issuance of such series shall operate upon the voting powers, designations, preferences, rights, and qualifications, limitations, or restrictions of such series.

2.	The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 78.390 of the NRS.

ARTICLE VI

Unless and except to the extent that the bylaws of the Corporation (the “Bylaws”) shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII

To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

ARTICLE VIII

The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. Any amendment, repeal or modification of this Article IX shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights conferred on any Covered Person by this Article IX shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, any other provision of this Articles of Incorporation, the Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise.

ARTICLE IX

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, modify or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders. The stockholders of the Corporation may not adopt, amend or repeal the Bylaws, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Articles of Incorporation, by the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon.

ARTICLE X

The Corporation shall have the right, subject to any express provisions or restrictions contained in this Articles of Incorporation or the Bylaws, from time to time, to amend, alter or repeal any provision of this Articles of Incorporation or a Preferred Stock Designation in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Articles of Incorporation or any amendment thereof are conferred subject to such right.

ARTICLE XI

To the fullest extent and in the manner permitted by applicable law, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation or of a class or series of stockholders may be taken without a meeting of the stockholders or of such class or series of stockholders upon the consent in writing signed by such stockholders who would have been entitled to vote the minimum number of votes that would be necessary to authorize the action at a meeting at which all the stockholders entitled to vote thereon were present and voting.

ARTICLE XII

Special meetings of stockholders may be called only by the Board of Directors, the chairperson of the Board of Directors, the Chief Executive Officer or the President (in the absence of a Chief Executive Officer), and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.  Advance notice of stockholder nominations for the election of directors and of the proposal by stockholders of any other action to be taken by the stockholders at a meeting of stockholders shall be given in the manner provided by the Bylaws.

ARTICLE XIII

Unless the Corporation consents in writing to the selection of an alternative forum, the Supreme Court of Nevada of the State of Nevada shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (c) any action asserting a claim arising pursuant to any provision of the NRS or this Articles of Incorporation or the Bylaws, (d) any action to interpret, apply, enforce or determine the validity of this Articles of Incorporation or the Bylaws or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Supreme Court having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Supreme Court of the State of Nevada dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Nevada. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV. If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIII (including, without limitation, each portion of any sentence of this Article XIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XIV

Notwithstanding any other provisions of law, this Articles of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article XIV or Article VI, VII, VIII, IX, X, XI, XII or XIII of this Articles of Incorporation.

I, the undersigned, do make, file and record this Amended and Restated Articles of Incorporation, as of the 9th day of December, 2021.

By:	/s/ Yulong Yi
Yulong Yi, Chairman of the Board of Directors & CEO

Exhibit B

AMENDED AND RESTATED

BY-LAWS
OF
INTERNET FAMILY WISDOM EDUCATION INC.

ARTICLE I

CERTIFICATES OF STOCK

Section 1. Certificates Representing Stock.

(a) Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

(b) Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the Nevada Revised Statutes. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

(c) The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

Section 2. Uncertificated Shares. Subject to any conditions imposed by the Nevada Revised Statutes, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the Nevada Revised Statutes.

Section 3. Fractional Share Interests. The corporation may, but shall not be required to, issue fractions of a share. If the Corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

Section 4. Stock Transfers. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

Section 5. Record Date For Stockholders. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the Nevada Revised Statutes, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Nevada, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meeting of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Nevada Revised Statutes, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6. Designation of Stocks. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relative, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate shall set forth in full or summarized the rights of the holders of such stock. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the shares of any class of stocks, shall hereinafter be prescribed by resolution of the Board of Directors.

ARTICLE II

STOCKHOLDERS

Section 1. Meaning of Certain Terms. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of meeting, as the case may be, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the articles of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the Nevada Revised Statutes confers such rights notwithstanding that the articles of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the articles of incorporation, except as any provision of law may otherwise require.

Section 2. Stockholder Meetings.

(a) Time. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

(b) Place. Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Nevada, the principal place of business, or a place designated by the resolution of Board of Directors.

(c) Call. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

(d) Notice or Waiver of Notice. Written notice of all meetings shall be given, stating the place, date, hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the Nevada Revised Statutes. Except as otherwise provided by the Nevada Revised Statutes, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, not the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

(e) Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

(f) Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting-the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

(g) Proxy Representation. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that is irrevocable and, if, and only as long as it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

(h) Inspectors. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If any inspector or inspectors are not appointed, the person presiding at the meeting may, but need not appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them. Except as otherwise required by subsection (e) of Section 231 of the Nevada Revised Statutes, the provisions of that Section shall not apply to the corporation.

(i) Quorum. The holders of at least one third of the outstanding voting shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. Once a quorum is established at any meeting of the stockholders, the voluntary withdrawal of any stockholder from the meeting shall not affect the authority of the remaining stockholders to conduct any business which properly comes before the meeting. In the absence of a quorum, the chairman of the meeting or stockholders present at the meeting may adjourn the meeting from day to day or time to time without further notice other than announcement at such meeting of such date, time and place of the adjourned meeting. At an adjourned meeting of the stockholders at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

(j) Voting. Each share of stock shall entitle the holder thereof to one vote. At each meeting of the stockholders, each stockholder entitled to vote thereat may vote in person or by proxy duly appointed by an instrument in writing subscribed by such stockholder. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the Nevada Revised Statutes prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the articles of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

Section 3. Stockholder Action Without Meetings. Any action required by the Nevada Revised Statutes to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Action taken pursuant to this paragraph shall be subject to the provisions of Section 78.320 of the Nevada Revised Statutes.

ARTICLE III

DIRECTORS

Section 1. Functions and Definition. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase “whole board” herein refers to the total number of directors which the corporation would have if there were no vacancies. The business of the corporation shall be managed by its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the articles of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

Section 2. Qualifications and Number. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Nevada. The initial Board of Directors shall consist of two (2) persons. Thereafter, the number of directors may be increased or decreased from time to time by action of the stockholders or of the directors.

Section 3. Election and Term. The first Board of Directors, unless the members thereof shall have been named in the articles of incorporation, shall be elected by the incorporator or incorporators and shall hold office until first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting resignation or removal. Except as the Nevada Revised Statutes may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

Section 4. Meetings.

(a) Time. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

(b) Place. Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the Board.

(c) Call. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

(d) Notice or Actual or Constructive Waiver. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

(e) Quorum and Action. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the Nevada Revised Statutes, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the Nevada Revised Statutes and these Bylaws which govern a meeting of the directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

(f) Chairman of the Meeting. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

Section 5. Removal of Directors. Except as may otherwise be provided by the Nevada Revised Statutes, any director or the entire Board of Directors may be removed, with or without cause, by the resolutions of the Board of Directors.

Section 6. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by the Nevada Revised Statutes, and may authorize the seal of the corporation to be affixed to all papers which may require it.

Section 7. Written Action. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 8. Board of Advisors. The Board of Directors, in its discretion, may establish a Board of Advisors, consisting of individuals who may or may not be stockholders or directors of the Corporation. The purpose of the Board of Advisors would be to advise the officers and directors of the Corporation with respect to such matters as such officers and directors shall choose, and any other matters which the members of such Board of Advisors deem appropriate in furtherance of the best interest of the Corporation. The Board of Advisors shall meet on such basis as the members thereof may determine. The Board of Directors may eliminate the Board of Advisors at any time. No member of the Board of Advisors, nor the Board of Advisors itself, shall have any authority of the Board of Directors or any decision-making power and shall be merely advisory in nature. Unless the Board of Directors determines another method of appointment, the President shall recommend possible members of the Board of Advisors to the Board of Directors, who shall approve such appointments or reject them.

ARTICLE IV

OFFICERS

The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice- President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such title as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

ARTICLE V

INDEMNIFICATION

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another Corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability, and loss (including attorneys’ fees judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right, which may be enforced in any manner desired by such person. The expenses of Officers and Directors incurred in defending a civil or criminal action, suit, or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the Director or Officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such Directors, Officers, or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of Stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the Board of Directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another Corporation, or as its representative in a partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person. The indemnification provided in this Article shall continue as to a person who has ceased to be a Director, Officer, Employee, or Agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE VI

CORPORATE SEAL

The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE VII

FISCAL YEAR

The fiscal year of the corporation shall be fixed and initially be September 30, and shall be subject to change, by the Board of Directors.

ARTICLE VIII

AMENDMENT

These Bylaws may be adopted, amended or repealed at any time by the unanimous written consent of the Board of Directors.

CERTIFICATE OF SECRETARY

I, the undersigned, do hereby certify:

1. That I am the duly elected and acting secretary of Internet Family Wisdom Education Inc., a Nevada corporation; and

2. That the foregoing Bylaws, comprising nine (9) pages, constitute the Bylaws of said corporation as duly adopted and approved by the board of directors of said corporation by a Unanimous Written Consent dated as of December 9, 2021.

(Signature Page Follows)

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 9th day of December, 2021.

/s/ Yulong Yi
YULONG YI CHAIRMAN OF THE BOARD OF DIRECTORS AND CEO

(Signature Page of First Amended and Restated By-Laws)

Exhibit C

INTERNET FAMILY WISDOM EDUCATION INC.

2021 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

The purposes of this Equity Incentive Plan (the “Plan”) are to encourage selected employees, officers, directors and consultants of INTERNET FAMILY WISDOM EDUCATION INC. (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2. DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board of Directors (the “Board”) or the Committee.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e) “Consultant” shall mean a consultant, distributor, or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(f) “Committee” shall mean a committee of not fewer than two (2) members, each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and each of whom is an outside director for purposes of Section 162(m) of the Code, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan.

(g) “Director” shall mean any director of the Company or of any Affiliate.

(h) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(i) “Employee” shall mean any employee of the Company or of any Affiliate.

(j) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board or the Committee.

(k) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(l) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(m) “Officer” shall mean any officer of the Company or of any Affiliate who performs a policy and decision making functions, or any other person who performs similar policy and decision making functions for the Company.

(n) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(o) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(p) “Participant” shall mean any person that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company or an Affiliate in a key capacity; an officer or director of the Company; a person engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm) who receives an Award under the Plan.

(q) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(r) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(s) “Released Securities” shall mean shares of Restricted Stock as to which all restrictions imposed by the Board or the Committee have expired, lapsed, or been waived.

(t) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(u) “Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(v) “Shares” shall mean the shares of common stock of the Company, $0.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(w) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

SECTION 3. ADMINISTRATION

The Plan shall be administered by the Board; provided, however, that the Board may delegate such administration to the Committee.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) determine the type or types of Awards to be granted to each Participant under the Plan; (b) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (c) determine the terms and conditions of any award; (d) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (e) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (f) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board or the Committee; (g) construe and interpret the Plan; (h) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Award; (i) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates; (j) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan; and (k) make all other determinations necessary or advisable for the Plan’s administration. The Board and the Committee’s interpretation and construction of any provisions of the Plan or of any Award shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, neither the Board nor Committee shall have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal.

SECTION 4. SHARES AVAILABLE FOR AWARDS

(a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i) CALCULATION OF NUMBER OF SHARES AVAILABLE. The maximum number of Shares reserved and available for granting Awards under the Plan shall be an aggregate of 84,123,750 shares of common stock, and (ii) on each January 1, starting with January 1, 2022, an additional number of shares equal to the lesser of (A) 2% of the outstanding number of Shares (on a fully-diluted basis) on the immediately preceding December 31, and (B) such lower number of Shares as may be determined by the Committee.  Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award relates, are forfeited, or if an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.

In the event of any forward or reverse stock splits, recapitalizations, or combination of the authorized, issued and outstanding shares of common stock, the aforesaid maximum 84,123,750 shares of common stock and the exercise prices of Awards and Shares granted under the Plan shall be appropriately adjusted, as per Section 4(b) below.

(ii) ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A) if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B) Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

(iii) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

(b) ADJUSTMENTS. In the event that the Board or the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board or the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY

Any Employee, Officer, Director or Consultant of the Company shall be eligible to receive Awards under the Plan. The Board shall approve any Awards granted to members of the Committee.

SECTION 6. AWARDS

(a) OPTIONS. The Board and the Committee are hereby authorized to grant Options which are consistent with the provisions of the Plan, as the Board or the Committee shall determine:

(i) EXERCISE PRICE. The exercise price per Share of each Option shall be determined by the Board or the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a “10-percent stockholder” as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

(ii) OPTION TERM. The term of each Option shall be fixed by the Board or the Committee, provided that no Incentive Stock Option shall have a term greater than ten (10) years (five (5) years in the case of a “10-percent stockholder”) as such term is used in Section 422(c)(5) of the Code).

(iii) TIME AND METHOD OF EXERCISE. The Board or the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) GRACE PERIOD. Except as otherwise determined by the Board or Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the term of an Option, the employee has 60 days after termination to exercise options vested as of the date of termination.

(v) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b) STOCK APPRECIATION RIGHTS. The Board and the Committee are hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee. The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i) ISSUANCE. The Board and the Committee are hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.

(ii) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Board or the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board or the Committee may deem appropriate.

(iii) REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board or the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv) FORFEITURE. Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board or the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Board or the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

(d) PERFORMANCE AWARDS. The Board and the Committee are hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the Committee. The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e) DIVIDEND EQUIVALENTS. The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

(f) OTHER STOCK-BASED AWARDS. The Board and the Committee are hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

(g)  GENERAL.

(i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other awards.

(iii)  FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Board or the Committee shall determine, including, without limitation, cash, shares, other securities, other awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Board or the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv) LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Board or the Committee, a Participant may, in the manner established by the Board or the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or (b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)  TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

(vi) PER PERSON LIMITATION ON AWARDS. The number of Shares with respect to which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and other Awards may be granted under the Plan to an individual Participant in any one fiscal year of the Company shall not exceed 5% of the outstanding Shares, subject to adjustment provided in Section 4(b). The maximum fair market value of payments to an individual Participant under Performance Awards in any one fiscal year of the Company shall not exceed $ 1,000,000.

(vii)  SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

(b) AMENDMENTS TO AWARDS. Unless otherwise agreed to in writing between the Company and a Participant, the Board and the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c) ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Board and the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, neither the Board nor the Committee shall have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d)  CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Board and the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. GENERAL PROVISIONS

(a) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b) DELEGATION. The Board and the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Board or Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not “covered employees” for purposes of Section 162(m) of the Code.

(c) WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable federal law.

(g) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)  NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j)  HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 9. EFFECTIVE DATE OF THE PLAN

Subject to the approval of the Board of the Company, the Plan shall be effective on the later of January 25, 2022 and the twentieth (20th) day following the date on which an Information Statement is mailed to the stockholders of the Company under Rule 14c-2 of the Exchange Act notifying the approval of the Plan by the Board of the Company (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan before its approval by the Board, the Awards will be contingent on approval of the Plan by the Board of the Company at a Board meeting or by written consent.

SECTION 10. TERM OF THE PLAN

No Award shall be granted under the Plan more than ten (10) years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

The foregoing Equity Incentive Plan was duly adopted and approved by the Board of Directors on December 9, 2021.

INTERNET WISDOM FAMILY EDUCATION INC.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned have executed this Equity Incentive Plan as of the date referenced above.

By:	/s/ Yulong Yi
Yulong Yi
Chairman of the Board of Director and CEO

(Signature Page of the 2021 Equity Incentive Plan)

APPENDIX B

WRITTEN CONSENT OF THE

MAJORITY OF SHAREHOLDERS OF

GUSHEN, INC.

ACTION BY WRITTEN CONSENT

OF

A MAJORITY OF THE SHAREHOLDERS OF

GUSHEN, INC.

IN LIEU OF MEETING

December 17, 2021

The undersigned, being a majority of the shareholders (the “Shareholders”) of Gushen, Inc., a Nevada Company (the “Company”), acting pursuant to Sections 78.320(2), 78.325(1), 78.385, 78.390, 78.403(1) of the Nevada Revised Statutes, do hereby consent to the adoption of, and hereby adopt, the following resolutions with the same force and effect as if they had been adopted at a duly convened meeting of Shareholders of the Company:

WHEREAS, the board of directors of the Company (“Board”) deemed it advisable and in the best interests of the Company to authorize and effectuate a change of the Company’s name to “Internet Family Wisdom Education Inc” (the “Name Change”).

WHEREAS, the Board has recommended by unanimous written consent on December 9, 2021 that the Stockholders approve the Name Change by ratifying and approving an Amended and Restated Articles of Incorporation (the “Amended and Restated Articles of Incorporation”), attached hereto as Exhibit A.

WHEREAS, the Board deemed it advisable and in the best interests of the Company to authorize and effectuate a 2021 Equity Incentive Plan (the “Equity Incentive Plan”), attached hereto as Exhibit B, to encourage selected employees, directors and consultants to acquire a proprietary interest in the growth and performance of the Company so as to encourage such employees, directors and consultants to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company.

WHEREAS, the Board has recommended by unanimous written consent on December 9, 2021 that the Stockholders approve the Equity Incentive Plan, attached hereto as Exhibit B, under which up to a maximum of 84,123,750 shares of Common Stock may be issued.

NOW, THEREFORE, BE IT

NAME CHANGE

RESOLVED, that the Board’s actions to effectuate the Name Change be and is hereby ratified and approved in all material respects; and be it further

RESOLVED, that the Amended and Restated Articles of Incorporation, attached hereto as Exhibit A, be and is hereby ratified and approved; and be it further

RESOLVED, that the Board and officers of the Company (the “Management”) shall take all necessary steps to effectuate the Name Change; and be it further

EQUITY INCENTIVE PLAN

RESOLVED, that the Equity Incentive Plan, attached hereto as Exhibit B, under which up to a maximum of 84,123,750 shares of Common Stock may be issued, be and is hereby ratified and approved; and be it further

RESOLVED, that the Board and officers of the Company (the “Management”) shall take all necessary steps to effectuate the Equity Incentive Plan; and be it further

GENERAL DELEGATION

RESOLVED, that the Board and Management of the Company, acting together or alone or through designated persons, be, and each of them hereby is, authorized in the name and on behalf of the Company or its subsidiaries to: (a) to do and perform or cause to be done and performed all such acts and things (including the payment of all fees and expenses) as such officer or officers shall deem necessary, advisable or appropriate to give effect to the transactions contemplated by, and the intent and purposes of, the foregoing resolutions, and (b) to execute, deliver and file any instruments or documents, in the name of and on behalf of the Company or its subsidiaries, under their corporate seals or otherwise, as may be required or appropriate, in their judgment, to be necessary or advisable to carry out the intent and purpose of the foregoing resolutions; and be it further

RESOLVED, that all actions previously taken by any officer, director, representative or agent of the Company in connection with the transactions, acts and deeds of the Company contemplated by the foregoing resolutions be, and each of the same hereby is, adopted, ratified, confirmed and approved in all respects as the act and deed of the Company; and be it further

RESOLVED, that the Secretary of the Company is hereby authorized to certify true copies of the foregoing resolutions and the documents hereby approved, and to attest signatures of any officer of the Company executing and delivering the same; and be it further

RESOLVED, that a facsimile or other reproduction of this Consent may be executed by the directors, and an executed copy of this Consent may be delivered by any such directors by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such Member can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the date referenced above.

Name of Proxy

Dean Limited		Representing 68,688,000 shares of Common Stock, or 16.33% as converted.

By	/s/ Yulong Yi
Name:	Yulong Yi
Title:	Director

Frebis Limited		Representing 19,080,000 shares of Common Stock, or 4.54% as converted.

By	/s/ Yulong Yi
Name:	Yulong Yi
Title:	Director

By	/s/ Wanwu Kang
Name:	Wanwu Kang
Title:	Director

Menominee Limited		Representing 26,712,000 shares of Common Stock, or 6.35% as converted.

By	/s/ Yulong Yi
Name:	Yulong Yi
Title:	Director

Oriental Voice Limited		Representing 76,320,000 shares of Common Stock, or 18.14% as converted.

By	/s/ Shaowei Peng
Name:	Shaowei Peng
Title:	Director

Discover The Future Limited		Representing 57,240,000 shares of Common Stock, or 13.61% as converted.

By	/s/ Yulong Yi
Name:	Yulong Yi
Title:	Director

Suydam Limited		Representing 9,540,000 shares of Common Stock, or 2.27% as converted.

By	/s/ Zhe Wang
Name:	Zhe Wang
Title:	Director

The Secret of The City Limited		Representing 19,080,000 shares of Common Stock, as converted or 4.54%

By	/s/ Junwei Cao
Name:	Junwei Cao
Title:	Director

Npoplar Limited		Representing 19,080,000 shares of Common Stock, as converted or 4.54%

By	/s/ Zhenlei Li
Name:	Zhenlei Li
Title:	Director

Total:		Representing 295,740,000 shares of Common Stock as converted or 70.32%

Exhibit A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION
OF
GUSHEN INC.

The undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the Nevada Revised Statutes of the State of Nevada (the “NRS”), certify as follows:

ARTICLE I

The name of the Corporation is Internet Family Wisdom Education Inc. (the “Corporation”).

ARTICLE II

The Corporation shall have a perpetual existence.

ARTICLE III

The address of the registered office of the Corporation in the State of Nevada is 50 West Liberty Street, Suite 880, Reno, Nevada 89501. The name of Corporation’s registered agent in the State of Nevada at such address is Nevada Agency and Transfer Company.

ARTICLE IV

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

ARTICLE V

The total number of shares of all classes of stock which the Corporation shall have authority to issue is Eight Million (800,000,000), consisting of: (i) Six Hundred Million (600,000,000) shares of common stock, $0.0001 par value per share (“Common Stock”), and (ii) Two Hundred Million (11,000,000) shares of preferred stock, $0.0001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.	COMMON STOCK

1.	General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock and any series as may be designated by the board of directors of the Corporation (the “Board of Directors”) upon any issuance of the Preferred Stock of any series.

2.	Voting.

i.	The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Articles of Incorporation (which, as used herein, shall mean the Articles of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Articles of Incorporation or the NRS). There shall be no cumulative voting in the election of directors or on any other matter.

ii.	The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 78.390 of the NRS.

3.	Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

4.	Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then-outstanding Preferred Stock.

B.	PREFERRED STOCK.

1.	The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Nevada (hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the Preferred Stock or any wholly unissued series thereof or any holders thereof, and to increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

i.	the designation of the series, which may be by distinguishing number, letter or title;

ii.	the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

iii.	the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

iv.	the dates on which dividends, if any, shall be payable in respect of shares of the series;

v.	the redemption rights and price or prices, if any, for shares of the series;

vi.	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

vii.	whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

viii.	the rights of the holders of the shares of such series upon the dissolution of, or upon the subsequent distribution of assets of, the Corporation;

ix.	restrictions on the issuance of shares of the same series or of any other class or series;

x.	the voting powers, full or limited, or no voting powers, of the holders of shares of the series; and

xi.	the manner in which any facts ascertainable outside of this Articles of Incorporation or the resolution or resolutions providing for the issuance of such series shall operate upon the voting powers, designations, preferences, rights, and qualifications, limitations, or restrictions of such series.

2.	The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 78.390 of the NRS.

ARTICLE VI

Unless and except to the extent that the bylaws of the Corporation (the “Bylaws”) shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII

To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

ARTICLE VIII

The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. Any amendment, repeal or modification of this Article IX shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights conferred on any Covered Person by this Article IX shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, any other provision of this Articles of Incorporation, the Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise.

ARTICLE IX

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, modify or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders. The stockholders of the Corporation may not adopt, amend or repeal the Bylaws, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Articles of Incorporation, by the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon.

ARTICLE X

The Corporation shall have the right, subject to any express provisions or restrictions contained in this Articles of Incorporation or the Bylaws, from time to time, to amend, alter or repeal any provision of this Articles of Incorporation or a Preferred Stock Designation in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Articles of Incorporation or any amendment thereof are conferred subject to such right.

ARTICLE XI

To the fullest extent and in the manner permitted by applicable law, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation or of a class or series of stockholders may be taken without a meeting of the stockholders or of such class or series of stockholders upon the consent in writing signed by such stockholders who would have been entitled to vote the minimum number of votes that would be necessary to authorize the action at a meeting at which all the stockholders entitled to vote thereon were present and voting.

ARTICLE XII

Special meetings of stockholders may be called only by the Board of Directors, the chairperson of the Board of Directors, the Chief Executive Officer or the President (in the absence of a Chief Executive Officer), and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.  Advance notice of stockholder nominations for the election of directors and of the proposal by stockholders of any other action to be taken by the stockholders at a meeting of stockholders shall be given in the manner provided by the Bylaws.

ARTICLE XIII

Unless the Corporation consents in writing to the selection of an alternative forum, the Supreme Court of Nevada of the State of Nevada shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (c) any action asserting a claim arising pursuant to any provision of the NRS or this Articles of Incorporation or the Bylaws, (d) any action to interpret, apply, enforce or determine the validity of this Articles of Incorporation or the Bylaws or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Supreme Court having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Supreme Court of the State of Nevada dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Nevada. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV. If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIII (including, without limitation, each portion of any sentence of this Article XIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XIV

Notwithstanding any other provisions of law, this Articles of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article XIV or Article VI, VII, VIII, IX, X, XI, XII or XIII of this Articles of Incorporation.

I, the undersigned, do make, file and record this Amended and Restated Articles of Incorporation, as of the 9th day of December, 2021.

By:	/s/ Yulong Yi
Yulong Yi, Chairman of the Board of Directors & CEO

Exhibit B

INTERNET FAMILY WISDOM EDUCATION INC.

2021 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

The purposes of this Equity Incentive Plan (the “Plan”) are to encourage selected employees, officers, directors and consultants of INTERNET FAMILY WISDOM EDUCATION INC. (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2. DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board of Directors (the “Board”) or the Committee.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e) “Consultant” shall mean a consultant, distributor, or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(f) “Committee” shall mean a committee of not fewer than two (2) members, each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and each of whom is an outside director for purposes of Section 162(m) of the Code, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan.

(g) “Director” shall mean any director of the Company or of any Affiliate.

(h) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(i) “Employee” shall mean any employee of the Company or of any Affiliate.

(j) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board or the Committee.

(k) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(l) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(m) “Officer” shall mean any officer of the Company or of any Affiliate who performs a policy and decision making functions, or any other person who performs similar policy and decision making functions for the Company.

(n) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(o) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(p) “Participant” shall mean any person that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company or an Affiliate in a key capacity; an officer or director of the Company; a person engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm) who receives an Award under the Plan.

(q) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(r) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(s) “Released Securities” shall mean shares of Restricted Stock as to which all restrictions imposed by the Board or the Committee have expired, lapsed, or been waived.

(t) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(u) “Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(v) “Shares” shall mean the shares of common stock of the Company, $0.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(w) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

SECTION 3. ADMINISTRATION

The Plan shall be administered by the Board; provided, however, that the Board may delegate such administration to the Committee.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) determine the type or types of Awards to be granted to each Participant under the Plan; (b) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (c) determine the terms and conditions of any award; (d) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (e) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (f) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board or the Committee; (g) construe and interpret the Plan; (h) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Award; (i) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates; (j) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan; and (k) make all other determinations necessary or advisable for the Plan’s administration. The Board and the Committee’s interpretation and construction of any provisions of the Plan or of any Award shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, neither the Board nor Committee shall have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal.

SECTION 4. SHARES AVAILABLE FOR AWARDS

(a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i) CALCULATION OF NUMBER OF SHARES AVAILABLE. The maximum number of Shares reserved and available for granting Awards under the Plan shall be an aggregate of 84,123,750 shares of common stock, and (ii) on each January 1, starting with January 1, 2022, an additional number of shares equal to the lesser of (A) 2% of the outstanding number of Shares (on a fully-diluted basis) on the immediately preceding December 31, and (B) such lower number of Shares as may be determined by the Committee.  Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award relates, are forfeited, or if an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.

In the event of any forward or reverse stock splits, recapitalizations, or combination of the authorized, issued and outstanding shares of common stock, the aforesaid maximum 84,123,750 shares of common stock and the exercise prices of Awards and Shares granted under the Plan shall be appropriately adjusted, as per Section 4(b) below.

(ii) ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A) if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B) Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

(iii) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

(b) ADJUSTMENTS. In the event that the Board or the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board or the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY

Any Employee, Officer, Director or Consultant of the Company shall be eligible to receive Awards under the Plan. The Board shall approve any Awards granted to members of the Committee.

SECTION 6. AWARDS

(a) OPTIONS. The Board and the Committee are hereby authorized to grant Options which are consistent with the provisions of the Plan, as the Board or the Committee shall determine:

(i) EXERCISE PRICE. The exercise price per Share of each Option shall be determined by the Board or the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a “10-percent stockholder" as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

(ii) OPTION TERM. The term of each Option shall be fixed by the Board or the Committee, provided that no Incentive Stock Option shall have a term greater than ten (10) years (five (5) years in the case of a “10-percent stockholder”) as such term is used in Section 422(c)(5) of the Code).

(iii) TIME AND METHOD OF EXERCISE. The Board or the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) GRACE PERIOD. Except as otherwise determined by the Board or Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the term of an Option, the employee has 60 days after termination to exercise options vested as of the date of termination.

(v) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b) STOCK APPRECIATION RIGHTS. The Board and the Committee are hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee. The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i) ISSUANCE. The Board and the Committee are hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.

(ii) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Board or the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board or the Committee may deem appropriate.

(iii) REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board or the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv) FORFEITURE. Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board or the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Board or the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

(d) PERFORMANCE AWARDS. The Board and the Committee are hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the Committee. The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e) DIVIDEND EQUIVALENTS. The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

(f) OTHER STOCK-BASED AWARDS. The Board and the Committee are hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

(g) GENERAL.

(i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other awards.

(iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Board or the Committee shall determine, including, without limitation, cash, shares, other securities, other awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Board or the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv) LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Board or the Committee, a Participant may, in the manner established by the Board or the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or (b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

(vi) PER PERSON LIMITATION ON AWARDS. The number of Shares with respect to which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and other Awards may be granted under the Plan to an individual Participant in any one fiscal year of the Company shall not exceed 5% of the outstanding Shares, subject to adjustment provided in Section 4(b). The maximum fair market value of payments to an individual Participant under Performance Awards in any one fiscal year of the Company shall not exceed $ 1,000,000.

(vii) SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

(b) AMENDMENTS TO AWARDS. Unless otherwise agreed to in writing between the Company and a Participant, the Board and the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c) ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Board and the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, neither the Board nor the Committee shall have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d) CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Board and the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. GENERAL PROVISIONS

(a) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b) DELEGATION. The Board and the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Board or Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not “covered employees” for purposes of Section 162(m) of the Code.

(c) WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable federal law.

(g) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 9. EFFECTIVE DATE OF THE PLAN

Subject to the approval of the Board of the Company, the Plan shall be effective on the later of January 25, 2022 and twentieth (20th) day following the date on which an Information Statement is mailed to the stockholders of the Company under Rule 14c-2 of the Exchange Act notifying the approval of the Plan by the Board of the Company (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan before its approval by the Board, the Awards will be contingent on approval of the Plan by the Board of the Company at a Board meeting or by written consent.

SECTION 10. TERM OF THE PLAN

No Award shall be granted under the Plan more than ten (10) years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

The foregoing Equity Incentive Plan was duly adopted and approved by the Board of Directors on December 9, 2021.

INTERNET WISDOM FAMILY EDUCATION INC.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned have executed this Equity Incentive Plan as of the date referenced above.

By:	/s/ Yulong Yi
Yulong Yi
Chairman of the Board of Director and CEO

(Signature Page of the 2021 Equity Incentive Plan)

APPENDIX C

Amended and Restated Articles of Incorporation

AMENDED AND RESTATED

ARTICLES OF INCORPORATION
OF
GUSHEN INC.

The undersigned, for the purpose of creating and organizing a corporation under the provisions of and subject to the requirements of the Nevada Revised Statutes of the State of Nevada (the “NRS”), certify as follows:

ARTICLE I

The name of the Corporation is Internet Family Wisdom Education Inc. (the “Corporation”).

ARTICLE II

The Corporation shall have a perpetual existence.

ARTICLE III

The address of the registered office of the Corporation in the State of Nevada is 50 West Liberty Street, Suite 880, Reno, Nevada 89501. The name of Corporation’s registered agent in the State of Nevada at such address is Nevada Agency and Transfer Company.

ARTICLE IV

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

ARTICLE V

The total number of shares of all classes of stock which the Corporation shall have authority to issue is Eight Million (800,000,000), consisting of: (i) Six Hundred Million (600,000,000) shares of common stock, $0.0001 par value per share (“Common Stock”), and (ii) Two Hundred Million (11,000,000) shares of preferred stock, $0.0001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.	COMMON STOCK

1.	General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock and any series as may be designated by the board of directors of the Corporation (the “Board of Directors”) upon any issuance of the Preferred Stock of any series.

2.	Voting.

i.	The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Articles of Incorporation (which, as used herein, shall mean the Articles of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Articles of Incorporation or the NRS). There shall be no cumulative voting in the election of directors or on any other matter.

ii.	The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 78.390 of the NRS.

3.	Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

4.	Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then-outstanding Preferred Stock.

B.	PREFERRED STOCK.

1.	The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Nevada (hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, to determine the designations, powers, preferences and voting and other rights, and the qualifications, limitations and restrictions granted to or imposed upon the Preferred Stock or any wholly unissued series thereof or any holders thereof, and to increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

i.	the designation of the series, which may be by distinguishing number, letter or title;

ii.	the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

iii.	the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

iv.	the dates on which dividends, if any, shall be payable in respect of shares of the series;

v.	the redemption rights and price or prices, if any, for shares of the series;

vi.	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

vii.	whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

viii.	the rights of the holders of the shares of such series upon the dissolution of, or upon the subsequent distribution of assets of, the Corporation;

ix.	restrictions on the issuance of shares of the same series or of any other class or series;

x.	the voting powers, full or limited, or no voting powers, of the holders of shares of the series; and

xi.	the manner in which any facts ascertainable outside of this Articles of Incorporation or the resolution or resolutions providing for the issuance of such series shall operate upon the voting powers, designations, preferences, rights, and qualifications, limitations, or restrictions of such series.

2.	The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 78.390 of the NRS.

ARTICLE VI

Unless and except to the extent that the bylaws of the Corporation (the “Bylaws”) shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VII

To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

ARTICLE VIII

The Corporation shall indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors. Any amendment, repeal or modification of this Article IX shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights conferred on any Covered Person by this Article IX shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, any other provision of this Articles of Incorporation, the Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise.

ARTICLE IX

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, modify or repeal the Bylaws or adopt new Bylaws without any action on the part of the stockholders. The stockholders of the Corporation may not adopt, amend or repeal the Bylaws, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Articles of Incorporation, by the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon.

ARTICLE X

The Corporation shall have the right, subject to any express provisions or restrictions contained in this Articles of Incorporation or the Bylaws, from time to time, to amend, alter or repeal any provision of this Articles of Incorporation or a Preferred Stock Designation in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation by this Articles of Incorporation or any amendment thereof are conferred subject to such right.

ARTICLE XI

To the fullest extent and in the manner permitted by applicable law, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation or of a class or series of stockholders may be taken without a meeting of the stockholders or of such class or series of stockholders upon the consent in writing signed by such stockholders who would have been entitled to vote the minimum number of votes that would be necessary to authorize the action at a meeting at which all the stockholders entitled to vote thereon were present and voting.

ARTICLE XII

Special meetings of stockholders may be called only by the Board of Directors, the chairperson of the Board of Directors, the Chief Executive Officer or the President (in the absence of a Chief Executive Officer), and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.  Advance notice of stockholder nominations for the election of directors and of the proposal by stockholders of any other action to be taken by the stockholders at a meeting of stockholders shall be given in the manner provided by the Bylaws.

ARTICLE XIII

Unless the Corporation consents in writing to the selection of an alternative forum, the Supreme Court of Nevada of the State of Nevada shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (c) any action asserting a claim arising pursuant to any provision of the NRS or this Articles of Incorporation or the Bylaws, (d) any action to interpret, apply, enforce or determine the validity of this Articles of Incorporation or the Bylaws or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Supreme Court having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Supreme Court of the State of Nevada dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Nevada. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV. If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XIII (including, without limitation, each portion of any sentence of this Article XIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

ARTICLE XIV

Notwithstanding any other provisions of law, this Articles of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds of the voting power of the capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article XIV or Article VI, VII, VIII, IX, X, XI, XII or XIII of this Articles of Incorporation.

I, the undersigned, do make, file and record this Amended and Restated Articles of Incorporation, as of the 9th day of December, 2021.

By:	/s/ Yulong Yi
Yulong Yi,
Chairman of the Board of Directors & CEO

APPENDIX D

2021 Equity Incentive Plan of

Gushen, Inc.

INTERNET FAMILY WISDOM EDUCATION INC.

2021 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

The purposes of this Equity Incentive Plan (the “Plan”) are to encourage selected employees, officers, directors and consultants of INTERNET FAMILY WISDOM EDUCATION INC. (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2. DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board of Directors (the “Board”) or the Committee.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e) “Consultant” shall mean a consultant, distributor, or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(f) “Committee” shall mean a committee of not fewer than two (2) members, each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and each of whom is an outside director for purposes of Section 162(m) of the Code, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan.

(g) “Director” shall mean any director of the Company or of any Affiliate.

(h) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(i) “Employee” shall mean any employee of the Company or of any Affiliate.

(j) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board or the Committee.

(k) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(l) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(m) “Officer” shall mean any officer of the Company or of any Affiliate who performs a policy and decision making functions, or any other person who performs similar policy and decision making functions for the Company.

(n) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(o) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(p) “Participant” shall mean any person that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company or an Affiliate in a key capacity; an officer or director of the Company; a person engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm) who receives an Award under the Plan.

(q) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(r) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(s) “Released Securities” shall mean shares of Restricted Stock as to which all restrictions imposed by the Board or the Committee have expired, lapsed, or been waived.

(t) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(u) “Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(v) “Shares” shall mean the shares of common stock of the Company, $0.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(w) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

SECTION 3. ADMINISTRATION

The Plan shall be administered by the Board; provided, however, that the Board may delegate such administration to the Committee.

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) determine the type or types of Awards to be granted to each Participant under the Plan; (b) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (c) determine the terms and conditions of any award; (d) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (e) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (f) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board or the Committee; (g) construe and interpret the Plan; (h) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Award; (i) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates; (j) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan; and (k) make all other determinations necessary or advisable for the Plan’s administration. The Board and the Committee’s interpretation and construction of any provisions of the Plan or of any Award shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, neither the Board nor Committee shall have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal.

SECTION 4. SHARES AVAILABLE FOR AWARDS

(a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):

(i) CALCULATION OF NUMBER OF SHARES AVAILABLE. The maximum number of Shares reserved and available for granting Awards under the Plan shall be an aggregate of 84,123,750 shares of common stock, and (ii) on each January 1, starting with January 1, 2022, an additional number of shares equal to the lesser of (A) 2% of the outstanding number of Shares (on a fully-diluted basis) on the immediately preceding December 31, and (B) such lower number of Shares as may be determined by the Committee.  Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award relates, are forfeited, or if an Award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.

In the event of any forward or reverse stock splits, recapitalizations, or combination of the authorized, issued and outstanding shares of common stock, the aforesaid maximum 84,123,750 shares of common stock and the exercise prices of Awards and Shares granted under the Plan shall be appropriately adjusted, as per Section 4(b) below.

(ii) ACCOUNTING FOR AWARDS. For purposes of this Section 4,

(A) if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B) Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

(iii) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

(b) ADJUSTMENTS. In the event that the Board or the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board or the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY

Any Employee, Officer, Director or Consultant of the Company shall be eligible to receive Awards under the Plan. The Board shall approve any Awards granted to members of the Committee.

SECTION 6. AWARDS

(a) OPTIONS. The Board and the Committee are hereby authorized to grant Options which are consistent with the provisions of the Plan, as the Board or the Committee shall determine:

(i) EXERCISE PRICE. The exercise price per Share of each Option shall be determined by the Board or the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a “10-percent stockholder” as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

(ii) OPTION TERM. The term of each Option shall be fixed by the Board or the Committee, provided that no Incentive Stock Option shall have a term greater than ten (10) years (five (5) years in the case of a “10-percent stockholder”) as such term is used in Section 422(c)(5) of the Code).

(iii) TIME AND METHOD OF EXERCISE. The Board or the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) GRACE PERIOD. Except as otherwise determined by the Board or Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the term of an Option, the employee has 60 days after termination to exercise options vested as of the date of termination.

(v) INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b) STOCK APPRECIATION RIGHTS. The Board and the Committee are hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee. The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i) ISSUANCE. The Board and the Committee are hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.

(ii) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Board or the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board or the Committee may deem appropriate.

(iii) REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board or the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv) FORFEITURE. Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board or the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Board or the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

(d) PERFORMANCE AWARDS. The Board and the Committee are hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the Committee. The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e) DIVIDEND EQUIVALENTS. The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

(f) OTHER STOCK-BASED AWARDS. The Board and the Committee are hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

(g) GENERAL.

(i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other awards.

(iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Board or the Committee shall determine, including, without limitation, cash, shares, other securities, other awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Board or the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv) LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Board or the Committee, a Participant may, in the manner established by the Board or the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or (b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

(vi) PER PERSON LIMITATION ON AWARDS. The number of Shares with respect to which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and other Awards may be granted under the Plan to an individual Participant in any one fiscal year of the Company shall not exceed 5% of the outstanding Shares, subject to adjustment provided in Section 4(b). The maximum fair market value of payments to an individual Participant under Performance Awards in any one fiscal year of the Company shall not exceed $ 1,000,000.

(vii) SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

(b) AMENDMENTS TO AWARDS. Unless otherwise agreed to in writing between the Company and a Participant, the Board and the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c) ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Board and the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, neither the Board nor the Committee shall have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d) CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Board and the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. GENERAL PROVISIONS

(a) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b) DELEGATION. The Board and the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Board or Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not “covered employees” for purposes of Section 162(m) of the Code.

(c) WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Nevada and applicable federal law.

(g) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 9. EFFECTIVE DATE OF THE PLAN

Subject to the approval of the Board of the Company, the Plan shall be effective on the later of January 25, 2022 and twentieth (20th) day following the date on which an Information Statement is mailed to the stockholders of the Company under Rule 14c-2 of the Exchange Act notifying the approval of the Plan by the Board of the Company (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan before its approval by the Board, the Awards will be contingent on approval of the Plan by the Board of the Company at a Board meeting or by written consent.

SECTION 10. TERM OF THE PLAN

No Award shall be granted under the Plan more than ten (10) years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

The foregoing Equity Incentive Plan was duly adopted and approved by the Board of Directors on December 9, 2021.

INTERNET WISDOM FAMILY EDUCATION INC.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned have executed this Equity Incentive Plan as of the date referenced above.

By:	/s/ Yulong Yi
Yulong Yi
Chairman of the Board of Director and CEO

(Signature Page of the 2021 Equity Incentive Plan)